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                                                                    EXHIBIT 10.1

                           ALLEGRO MICROSYSTEMS, INC.

                             2001 STOCK OPTION PLAN

1. PURPOSES OF PLAN. The purposes of the Allegro MicroSystems, Inc. 2001 Incentive and Non-Qualified Stock Option Plan (the "Plan") are to provide to employees of and consultants to Allegro MicroSystems, Inc., (the "Corporation"), as well as employees of or consultants to subsidiary corporations which may currently exist or be formed or acquired in the future, an opportunity for investment in the Corporation's common stock (the "Shares"), as an inducement for such individuals to remain with the Corporation, and to encourage them to increase their efforts to make the Corporation's business more successful.

2. EFFECTIVE DATE AND TERMINATION OF PLAN. The effective date of the Plan is May 30, 2001, the date on which the Plan was adopted by the Board of Directors of the Corporation (the "Board"). The Plan shall terminate on, and no option shall be granted hereunder, after May 29, 2011; provided, however, that the Board may at any time prior to that date terminate the Plan; and provided further that any option granted hereunder prior to the termination of the Plan shall remain exercisable in accordance with its terms as then in effect.

3. ADMINISTRATION OF PLAN. The Plan shall be administered by the Board. The Board may, however, to the extent permissible under the Corporation's Certificate of Incorporation, By-laws and applicable law, delegate any of its functions under this Plan to a committee of the Board or any other committee. Wherever in this Plan the term "Board of Directors" or "Board" is used it shall be construed to mean such committee to the extent, if any, that the Board has delegated its functions to such committee. The acts of a majority of the members present at any meeting of the Board at which a quorum is present, or acts approved in writing by a majority of the entire Board, shall be the acts of the Board for purposes of the Plan. The Board in its discretion may do all things necessary to administer and interpret the Plan, such actions of the Board to be conclusive and binding on all persons. The Board may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate.

4. ELIGIBILITY AND GRANT OF OPTIONS. Subject to the provisions of the Plan, the Board shall (i) authorize the granting of incentive stock options (as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code")), non-qualified stock options, or a combination of incentive stock options and non-qualified stock options (hereinafter collectively referred to as "options" unless otherwise stated); (ii) determine and designate from time to time those employees of and consultants to the Corporation or any of its subsidiaries to whom options are to be granted; (iii) determine the number of Shares subject to each option; and (iv) determine the time or times when and the manner in which each option shall be exercisable, the duration of the exercise period, and other terms of the option. Only employees of the Corporation and its subsidiary corporations (as defined in Section 424(f) of the Code) shall be eligible to be awarded incentive stock options under the Plan. In determining the eligibility of an individual to receive an option, as well as in determining the number of Shares to be optioned to any individual, the Board shall consider the position and responsibilities of the employee or consultant, the nature and value to the Corporation or subsidiary of his or her services and accomplishments, his or her present and potential contribution to the success of the Corporation or subsidiary, and such other factors as the Board may deem relevant. A Director shall abstain from voting on the grant of any options to himself or herself or to his or her spouse, children, grandchildren or parents. The grant of each option shall be confirmed by a stock option agreement in a form prescribed by the Board (the "Stock Option Agreement") which shall be executed by the Corporation and the optionee as promptly as practicable after such grant. More than one option may be granted to an individual.

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     Each option granted pursuant to the Plan shall be presumed to provide by its terms that it is to be treated as a non-qualified stock option unless, at the date of grant, it is expressly designated as an incentive stock option in the Stock Option Agreement.

5. NUMBER OF SHARES SUBJECT TO OPTIONS. Subject to adjustment as provided in paragraph 20, the aggregate number of Shares that may be delivered upon the exercise of options granted under the Plan shall be 3,750,000. No fractional Shares shall be delivered under the Plan. Shares as to which an option granted under the Plan shall remain unexercised at the expiration or termination thereof, and Shares subject to options which are cancelled, may be the subject of the grant of further options.

6. OPTION PRICE. The option price per Share shall be determined in each case by the Board and shall not be less than one hundred percent (100%) of the fair market value thereof as determined by the Board by any reasonable method on the date the option is granted. In the case of an incentive stock option granted to a ten percent (10%) shareholder, the option price per Share shall be determined by the Board and shall not be less than one hundred ten percent (110%) of the fair market value thereof, as determined by the Board by any reasonable method on the date the option is granted.

7. VESTING AND EXERCISABILITY. Options granted to a participant shall vest and be exercisable as follows:

     Except as otherwise provided in the Plan, each option shall be unvested and unexercisable until the fifth anniversary of the date of grant and shall become 100% vested and exercisable on such fifth anniversary; provided that, upon an initial public offering of the Corporation's stock, the portion of any outstanding option that is then unvested (or, if vested, unexercisable) shall become 100% vested and exercisable.

     Notwithstanding the foregoing, the Board or its designees shall have the right to grant options with any vesting and exercisability schedules, including immediate vesting and exercisability, and in the case of an option not immediately vested and exercisable, may accelerate vesting and/or exercisability at any time.

8. OPTION TERM. The latest date on which an option may be exercised (the "Final Exercise Date") shall, unless an earlier date is specified by the Board, be the date that is ten (10) years after the date of grant or, in the case of an incentive stock option granted to a ten percent (10%) shareholder, five (5) years after the date of grant. Except as otherwise provided below, an option may be exercised only by the employee or consultant to whom it was granted and, subject to the rules set forth below, only if, at all times during the period beginning on the date of the grant of such option and ending with the date of exercise of such option, the optionee is an employee of or consultant to the Corporation or a subsidiary of the Corporation.

     (a) Death, Disability, Involuntary Termination, or Retirement. Except as otherwise provided by the Board, in the case of an optionee whose employment (including in the term "employment," for purposes of this paragraph 8, the independent contractor service relationship of a non-employee consultant) with the Corporation and its subsidiaries terminates by reason of death, disability, involuntary termination, or retirement, (i) options that are exercisable but have not yet been exercised as of the date of termination of employment shall remain exercisable until the Final Exercise Date unless earlier exercised or terminated pursuant to paragraph 11, and (ii) options that are unvested shall vest (but shall not thereby become exercisable) immediately prior to such termination.


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          An option that vests pursuant to clause (ii) of the preceding sentence shall become exercisable only pursuant to paragraph 7 above (or pursuant to paragraph 11, if applicable) and, once exercisable, shall remain exercisable until the Final Exercise Date unless earlier exercised or terminated pursuant to paragraph 11. In the case of the optionee's death occurring on or after the date of the termination of employment, the option, to the extent exercisable in accordance with the foregoing, shall be exercisable by the optionee's executor or administrator or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution (such person, persons, representative or representatives hereinafter referred to as "Successors of an Optionee").

     (b) Voluntary Termination Prior to Retirement; Termination for Cause. Except as otherwise provided by the Board, in the case of an optionee who voluntarily terminates his or her employment with the Corporation and its subsidiaries prior to retirement, or of an optionee whose employment is terminated by the Corporation (or the subsidiary which employs the optionee) at any time for cause, all options which are unexercised (whether or not otherwise vested or exercisable) as of the date of termination of employment shall be forfeited immediately.

     (c) Definitions. For purposes of the Plan, the following terms shall have the following meanings:

          1. "cause" shall mean (i) any act of personal dishonesty taken by the optionee in connection with his or her responsibilities as an employee or consultant and intended to result in substantial personal enrichment of the optionee; (ii) the conviction of or a plea of nolo contendere with respect to a felony; (iii) a willful act by the optionee which constitutes gross misconduct and which is injurious to the Corporation or any subsidiary of the Corporation; or (iv) following delivery to the optionee of a written demand for performance from the Corporation (or the subsidiary which employs the optionee) which describes the basis for the Corporation's (or subsidiary's) belief that the optionee has not substantially performed his or her duties, continued violations by the optionee of the optionee's obligations to the Corporation (or the subsidiary) which are demonstrably willful and deliberate on the optionee's part;

          2. "disability" shall mean total disability as defined in the Corporation's long-term disability plan;

          3. "involuntary termination" shall mean a termination of employment by the Corporation (or the subsidiary which employs the optionee) without cause (as defined above). In addition, to the extent the Board at the time of grant so provides in the Stock Option Agreement, the term "involuntary termination" shall also include a termination of employment by the optionee after one or more of the following resulting from an action by the Corporation or its subsidiaries or by a successor employer following a transaction described in paragraph 11: (i) a significant reduction of the optionee's employment duties, authority or responsibilities, (ii) a substantial reduction without good business reasons, of the optionee's facilities and perquisites (including office space and location), (iii) a reduction of more than ten percent (10%) in the base salary of the optionee, (iv) a material reduction of the optionee's benefits, (v) the relocation of the optionee to a facility or a location more than thirty-five (35) miles from the optionee's then present location, or (vi) any act or set of facts or circumstances which would, under


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          Massachusetts case law or statute, constitute a constructive termination of the optionee; and

          4. "retirement" shall mean a voluntary termination of employment on or after the optionee's attainment of age 62; provided that at the time of the termination the optionee has provided at least fifteen (15) continuous years of service to the Corporation, Sprague Electric Company, or any subsidiary of either the Corporation or Sprague Electric Company.

9. EXERCISE OF OPTIONS. An option that is exercisable may be exercised, and payment in full of the option price made, by an optionee only by written notice (in a form prescribed by the Board) to the Corporation specifying the number of Shares to be so purchased. Such notice shall state that the option price shall be paid in full in a manner acceptable to the Board, subject to the following:

     (a)  all payment will be by cash or check acceptable to the Board or,

     (b) if so permitted by the Board at (in the case of a non-qualified stock option, at or after) the date of grant, through the delivery of Shares which have been outstanding for at least six months (unless the Board approves a shorter period) and which have a fair market value equal to the exercise price.

     As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, the Shares shall be delivered to the optionee or to the Successors of an Optionee.

10. NO RIGHTS TO CONTINUED EMPLOYMENT; NO RIGHTS AS SHAREHOLDER. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Corporation or any subsidiary or interfere in any way with the right of the Corporation or any subsidiary to terminate his or her employment at any time. Furthermore, the holder of an option granted under the Plan shall not have the rights of a shareholder with respect to such option except as to Shares actually transferred to the option holder upon exercise of the option.

11. MERGER, ASSET SALE, AND CERTAIN OTHER TRANSACTIONS. In the event of a covered transaction in which there is an acquiring or surviving entity (the "Successor Company"), outstanding options may be assumed or substantially equivalent options may be substituted by the Successor Company or a parent or subsidiary thereof. A substitute award shall not be considered "substantially equivalent" unless, among other things, it preserves the intrinsic value of the original option (as reasonably determined by the Board) and provides for vesting and exercisability (including duration of the option) on terms that are not less favorable to the optionee or Successors of an Optionee, as the case may be, than the provisions relating to vesting and exercisability (including duration of the option) contained in the original option.

     If the Successor Company does not assume an outstanding option or substitute for it a substantially equivalent option, the option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable immediately prior to the covered transaction. In such event the option shall become fully vested and exercisable, prior to the consummation of the covered transaction, on such terms (including the effective date of the acceleration of vesting and exercisability) as the Board shall reasonably determine to enable the


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     holder of the option, upon exercise, to participate in the covered transaction as a shareholder. Upon the consummation of the covered transaction the option shall terminate.

     For the purposes of the Plan, the term "covered transaction" shall mean any of (i) a consolidation, merger or other transaction in which the Corporation is not the surviving corporation or which results in the acquisition of all or substantially all of the Corporation's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Corporation's assets, or (iii) a dissolution or liquidation of the Corporation.

12. TAX WITHHOLDING. As a condition to the exercise of any option awarded under the Plan, the optionee shall (i) remit to the Corporation (or the subsidiary which employs the optionee), in cash, an amount sufficient to satisfy any federal, state, or local withholding tax requirements arising by reason of such exercise or make other arrangements satisfactory to the Corporation (or the subsidiary which employs the optionee) with regard to such taxes, and (ii) in the case of an incentive stock option, agree to inform the Corporation (or the subsidiary which employs the optionee) promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of Shares received upon exercise and, unless the Board otherwise determines, to give such security as the Board deems adequate to meet the potential liability of the Corporation (or subsidiary which employs the optionee) for the withholding of tax with respect to the later disposition of such Shares and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security. If permitted by the Board, either at the time of the grant of the option or the time of exercise, the optionee may elect, at such time and in such manner as the Board may prescribe, to satisfy any withholding obligation by delivering to the Corporation Shares having a fair market value equal to such withholding obligation or by requesting that the Corporation withhold from the Shares to be delivered upon the exercise a number of Shares having a fair market value equal to such withholding obligations; provided, that no more than the minimum withholding required by law may be satisfied by the use of Shares as provided in this sentence.

13. EXERCISE BY SUCCESSORS AND PAYMENT IN FULL. Notwithstanding anything herein to the contrary, the Corporation shall be under no obligation to deliver Shares pursuant to an exercise by a Successor Optionee until the Corporation is satisfied as to the authority of the person or persons exercising the option.

14. NON-TRANSFERABILITY OF OPTION. Each incentive stock option, and, except as otherwise determined by the Board and set forth in the Stock Option Agreement, each non-qualified stock option granted under the Plan, shall by its terms be nontransferable by the optionee except by will or the laws of descent and distribution. If the Board makes a non-qualified stock option transferable, such option shall contain such additional terms and conditions, as the Board deems appropriate.

15. OTHER TERMS OF OPTION. Options granted pursuant to the Plan shall contain such terms, provisions, and conditions not inconsistent herewith as shall be determined by the Board.

16. REGISTRATION OF CERTIFICATES. Certificates representing Shares may be registered either in the name of the optionee or in the name or names of the Successors of an Optionee.

17. LISTING AND REGISTRATION OF SHARES. The delivery of Shares upon exercise of an option shall be subject to compliance with (i) applicable federal and state laws and regulations, (ii) if the outstanding Shares are at the time of delivery listed on any stock exchange, the listing


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     requirements of such exchange, and (iii) Corporation's counsel's approval of all other legal matters in connection with the issue and delivery of such Shares. If at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of any of the Shares subject to options under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of options or the purchase or issue of Shares thereunder, no further options may be granted and outstanding options may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Board shall have the authority to cause the Corporation at its expense to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent, or approval. The Board may require that any person exercising an option hereunder shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

18. AMENDMENT. The Board may amend this Plan or any outstanding option for any purpose which may at the time be permitted by law; provided that, no such amendment shall adversely affect the rights of an optionee under any existing Stock Option Agreement without the consent of such optionee. In addition, no amendment may, without approval of the shareholders of the Corporation within twelve months before or after the date on which such amendment was adopted, (a) increase the total number of Shares which may be made subject of options granted under the Plan (subject to paragraph 20 below), (b) change the manner of determining the option price, (c) change the criteria of determining which employees are eligible to receive options, (d) extend the period during which options may be granted or exercised, or (e) withdraw the administration of the Plan from the Board.

19.  INDEMNIFICATION AND EXCULPATION.

     (a) To the fullest extent permitted by applicable law, each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in his or her capacity as a member of the Board and in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be or become a party or in which he or she may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof (with the Corporation's written approval) or paid by him or her in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment in favor of the Corporation based upon a finding of his or her lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit, or proceeding against him or her, he or she shall in writing give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Corporation may have to indemnify him or her or hold him or her harmless.

     (b) Each member of the Board, and each officer and employee of the Corporation shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself/herself. To the fullest extent permitted by applicable law, in no event shall any person who is or shall have been a member of the Board, or an officer or employee of


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          the Corporation be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if taken or omitted in good faith.

20. CHANGES IN CAPITAL STRUCTURE. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Corporation's capital structure, the Board will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to options then outstanding or subsequently granted, any exercise prices relating to options and any other provision of options affected by such change. The Board may also make adjustments of the type described in the preceding sentence to take into account distributions to common stockholders other than those provided for in paragraph 11 or the preceding sentence, or in any other event, if the Board determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of options made hereunder.

21. NOTICES. All notices under the Plan shall be in writing, and if to the Corporation, shall be delivered to the Treasurer of the Corporation or mailed to the Corporation's principal office, addressed to the attention of the Treasurer; and if to the optionee, shall be delivered personally or mailed to the optionee at the address appearing in the records of the Corporation (or a subsidiary). Such addresses may be changed at any time by written notice to the other party.

22. CORPORATION'S OPTION. The Corporation shall have, in addition to any rights it may have under paragraph 23 below, the right, but not the obligation, to purchase from any optionee (or his or her successor, assignee or transferee) Shares issued upon the exercise of options granted hereunder (the "Call Option").

     (a) Exercise of the Call Option. The Company may exercise the Call Option by delivery of written notice to the optionee, which notice shall state the number of Shares to be purchased, the exercise price per Share (subject to subparagraph (b) below), and the payment method (subject to subparagraph (c) below).

     (b) Exercise Price. The exercise price per Share of the Call Option shall be equal to the fair market value of such Share at the time of exercise, as determined by the Corporation in good faith.

     (c) Payment. The payment election shall be, at the election of the Corporation, by cash (including by check), by a cancellation of any outstanding indebtedness of the optionee to the Corporation, or by a combination thereof.

     (d) Termination of Call Option. This Call Option shall terminate at the completion of an initial public offering of the Corporation's stock or upon the consummation of a merger, consolidation, corporate reorganization, or similar transaction in which the Shares are converted into or exchanged for securities of the acquiror or surviving entity or of an affiliate thereof that are part of a class of securities that are publicly traded.

23.  CORPORATION'S RIGHT OF FIRST REFUSAL

     Before any Shares held by optionee (or a successor, assignee or transferee, any such person being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Corporation shall have a right of first refusal to purchase


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     the Shares on the terms and conditions set forth in this paragraph 23 (the
     "Right of First Refusal"). Any attempt to sell, transfer, or hypothecate Shares prior to an initial public offering without notice (as defined below) to the Corporation shall be null and void.

     (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Corporation a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Corporation.

     (b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Corporation may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subparagraph (c) below.

     (c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Corporation under this paragraph 23 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

     (d)  Payment. Payment of the Purchase Price shall be made within thirty
          (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice, at the option of the Corporation, in cash (including by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Corporation, or by any combination thereof.

     (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Corporation as provided in this paragraph 23, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated with one hundred and twenty
          (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this paragraph 23 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Corporation, and the Corporation shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

     (f) Exception for Certain Transfers at Death or to Permitted Transferees. Anything to the contrary contained in this paragraph 23 notwithstanding, the transfer of any or all of the Shares during the optionee's lifetime or on the optionee's death by will or intestacy to the optionee's immediate family or a trust, family limited partnership, or similar entity for the benefit of the optionee's immediate family shall be exempt from the provisions of this paragraph
          23. "Immediate Family" as used herein shall mean spouse, lineal descendant, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this paragraph 23,


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          and there shall be no further transfer of such Shares except in accordance with the terms of this paragraph 23.


     (g) Termination of Right of First Refusal. This Right of First Refusal shall terminate at the completion of an initial public offering of the Corporation's stock or upon the consummation of a merger, consolidation, corporate reorganization, or similar transaction in which the Shares are converted into or exchanged for securities of the acquiror or surviving entity or of an affiliate thereof that are part of a class of securities that are publicly traded.


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                         Optionee's Name:    ((FIRST_NAME)) ((LAST_NAME))
                         Optionee's Address: ((STREET1)) ((STREET2)) ((STREET3))
                                             ((CITY)), ((STATE)) ((ZipCode))
                                             ((COUNTRY))

                           ALLEGRO MICROSYSTEMS, INC.

                             2001 STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

     Pursuant to this Stock Option Agreement, Allegro MicroSystems, Inc. (the "Corporation") grants to ((FIRST_NAME)) ((LAST_NAME)), an employee of the Corporation or its subsidiaries (the "Optionee"), an incentive stock option on the terms provided herein. Unless otherwise defined herein, all initially capitalized terms used herein shall have the meaning specified in the Allegro MicroSystems, Inc. 2001 Stock Option Plan (the "Plan").

I.   Grant of Incentive Stock Option.

     Effective ((Grant_Date)) (the "Date of Grant"), the Corporation hereby grants the Optionee an option (the "Option") to purchase, in whole or in part, on the terms provided herein, a total of ((Number_of_Options)) shares of common stock of the Corporation (the "Shares") at an exercise price per Share equal to ((GRANT_PRICE)) (the "Exercise Price"), which is not less than the fair market value of the Shares on the Date of Grant. The Final Exercise Date (as that term is defined in the Plan) is ((ExpirationDate)). It is intended that the Option shall be, to the maximum extent possible consistent with section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code"), an incentive stock option as defined in section 422 of the Code.

II.  Vesting and Exercisability.

     The Option shall become vested and shall be exercisable in accordance with the following rules:

     A. Except as hereinafter provided, the Option shall become vested and exercisable only upon the earlier to occur of (i) the fifth (5th) anniversary of the Date of Grant or (ii) an initial public offering of the common stock of the Corporation, and prior thereto shall be neither vested nor exercisable.

     B. Upon termination of the Optionee's employment with the Corporation and its subsidiaries by reason of death, disability, involuntary termination (other than for cause), or retirement, any portion of the Option that is then outstanding but unvested shall become fully vested immediately prior to such termination of employment. Any portion of the Option that becomes vested by application of the immediately preceding sentence shall, notwithstanding such accelerated vesting, become exercisable only in accordance with subparagraph A. above. The terms "disability" and "retirement" shall have the meanings specified in the Plan.

     C. Once exercisable, the Option shall remain exercisable until the Final Exercise Date, subject to possible earlier termination pursuant to paragraph 11 of the Plan or to forfeiture pursuant to Paragraph III of this Stock Option Agreement.

ISO

((EMPLID))

     D. For purposes of the Paragraph II, "involuntary termination (other than for cause)" shall mean a termination of employment by the Corporation and its subsidiaries without cause (as defined in the Plan), or a termination of employment by the Optionee after one or more of the following resulting from an action by the Corporation or its subsidiaries or by a successor employer following a covered transaction (as defined in the Plan): (i) a significant reduction of the Optionee's employment duties, authority or responsibilities, (ii) a substantial reduction, without good business reasons, of the Optionee's facilities and perquisites (including office space and location), (iii) a reduction of more than ten percent (10%) in the base salary of the Optionee, (iv) a material reduction of the Optionee's benefits, (v) the relocation of the Optionee to a facility or a location more than thirty-five (35) miles from the Optionee's then present location, or (vi) any act or set of facts or circumstances which would, under Massachusetts case law or statute, constitute a constructive termination of the Optionee.

III. Forfeiture.

     In the event that the Optionee voluntarily terminates his or her employment with the Corporation and its subsidiaries prior to retirement (as defined in the Plan), or the Corporation and its subsidiaries terminates the Optionee's employment at any time for cause (as defined in the Plan), any then outstanding portions of the Option shall be immediately forfeited.

IV.  Exercise of Option.

     1. Method of Exercise. The Option, to the extent exercisable, may be exercised through the Final Exercise Date only in accordance with the provisions of the Plan and this Stock Option Agreement. The Optionee (or, following the death of the Optionee, the Successor Optionee) may elect to exercise the Option by delivering to the Corporation's Human Resources Department a written exercise notice in the form to be provided by the Corporation's Human Resources Department (the "Exercise Notice"). The Exercise Notice shall be signed by the Optionee (or, following the death of the Optionee, the Successor Optionee), state the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and include such other representations and agreements as may be required by the Corporation pursuant to the provisions of the Plan. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. In the event that the Option is exercised by a Successor Optionee, the Corporation shall have no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the person or persons exercising the Option. No Shares shall be issued or delivered pursuant to the exercise of the Option unless such issuance and exercise complies with all applicable laws.

     2. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee.

          (a)  cash;

          (b) check acceptable to the Board of Directors ("the Board") of the Corporation; or

          (c) through the deliver of Shares which have been outstanding for at least six months and which on a per Exercised Share basis have a fair market value equal to the Exercise Price.

ISO

V.   Notice of Disposition.

     The person exercising the Option shall notify the Corporation when making any disposition of the Shares acquired upon exercise of the Option, whether by sale, gift, or otherwise.

VI.  Tax Withholding.

     As a condition to the exercise of the Option, the Optionee shall (i) remit to the Corporation or to such other person as the Corporation may designate, in cash, an amount sufficient to satisfy any federal, state, or local withholding tax requirements arising by reason of such exercise or make other arrangements satisfactory to the Corporation with respect to such taxes, and (ii) give such security, if any, as the Board deems adequate to meet any potential liability of the Corporation and its subsidiaries for the withholding of tax with respect to the later disposition of such Shares and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security. To the extent permitted by the Board, the Optionee may elect, at such time and in such manner as the Board may prescribe, to satisfy any withholding obligation by delivering to the Corporation Shares having a fair market value equal to such withholding obligation or by requesting that the Corporation withhold from the Shares to be delivered upon the exercise a number of Shares having a fair market value equal to such withholding obligations; provided, that no more than the minimum withholding required by law may be satisfied by the use of Shares as provided in this sentence.

VII. Non-Transferability of Option.

     The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

VIII. Restrictions on Transfer of Shares.

     Optionee agrees not to sell, transfer or otherwise dispose of any Shares acquired upon exercise of the Option during the period beginning upon the effective date of a registration statement under the Securities Act of 1933, as amended, restating to a firm commitment underwritten public offering of the Shares and ending on the date specified by the representative of the underwriters of such offering, such period not to exceed 180 days.

IX.  Corporation's Right to Repurchase Shares.

     Until the completion of an initial public offering of the Shares or the consummation of a merger, consolidation, corporate reorganization, or similar transaction in which the Shares are converted into or exchanged for securities of the acquirer or surviving entity or of an affiliate thereof that are part of a class of securities that are publicly traded, the Corporation will have the right, but not the obligation, to purchase from the Optionee any Shares issued on the exercise of the Option on the terms and conditions set forth in paragraph 22 of the Plan.

X.   Corporation's Right of First Refusal.

     Until the completion of an initial public offering of the Shares or the consummation of a merger, consolidation, corporate reorganization, or similar transaction in which the Shares are converted into or exchanged for securities of the acquirer or surviving entity or of an affiliate thereof that are part of a class

ISO
of securities that are publicly traded, the Corporation shall have a right of first refusal to purchase any Shares acquired upon exercise of this Option on the terms and conditions set forth in paragraph 23 of the Plan.

XI.  Entire Agreement; Governing Law.

     The Plan is incorporated herein by reference. The Plan and this Stock Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Corporation and Optionee. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of Massachusetts.

XII. No Guarantee of Continued Service.

     Optionee acknowledges and agrees that this Stock Option Agreement, the transactions contemplated hereunder and the vesting and exercisability provisions set forth herein do not constitute an express or implied promise of employment for any period or at all and shall not interfere with Optionee's right or the Corporation's right to terminate Optionee's employment at any time, with or without cause.

     IN WITNESS WHEREOF, the Optionee and the Corporation have caused this instrument to be executed ((Grant_Date)). The Corporation has caused this instrument to be executed by a duly authorized officer.

     By signature of the Optionee and the signature of the Corporation's officer below, the Optionee and the Corporation agree that each has received a copy of the Plan, that each has had an opportunity to read the Plan prior to entering into this Stock Option Agreement, and that the Option is granted under and governed by the terms and conditions of the Plan and this Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and this Stock Option Agreement. Optionee further agrees to notify the Corporation upon any change in the address indicated below.

OPTIONEE                                ALLEGRO MICROSYSTEMS, INC.


-------------------------------------   ----------------------------------------
((FIRST_NAME)) ((LAST_NAME))            Marybeth Perry
((STREET1)) ((STREET2)) ((STREET3))     Vice President of Human Resources
((CITY)), ((STATE)) ((ZipCode))
((COUNTRY))

ISO

                             Optionee's Name:    ((FirstName)) ((LastName))
                             Optionee's Address: ((Address1)) ((Address2))
                                                 ((Address3))
                                                 ((City)), ((StateID)) ((Zip__))
                                                 ((Country))

                           ALLEGRO MICROSYSTEMS, INC.

                             2001 STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

     Pursuant to this Stock Option Agreement, Allegro MicroSystems, Inc. (the "Corporation") grants to ((FirstName)) ((LastName)), an employee of the Corporation or its subsidiaries (the "Optionee"), an incentive stock option on the terms provided herein. Unless otherwise defined herein, all initially capitalized terms used herein shall have the meaning specified in the Allegro MicroSystems, Inc. 2001 Stock Option Plan (the "Plan").

I.   Grant of Incentive Stock Option.

     Effective ((Date_of_Grant)) (the "Date of Grant"), the Corporation hereby grants the Optionee an option ((the "Option") to purchase, in whole or in part, on the terms provided herein, a total of ((Number_of_Options)) shares of common stock of the Corporation (the "Shares") at an exercise price per Share equal to ((Exercise_Price)) (the "Exercise Price"), which is not less than the fair market value of the Shares on the Date of Grant. The Final Exercise Date (as that term is defined in the Plan) is ((Date_of_Expiration)). It is intended that the Option shall be, to the maximum extent possible consistent with section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code"), an incentive stock option as defined in section 422 of the Code.

II.  Vesting and Exercisability.

     The Option shall become vested and shall be exercisable in accordance with the following rules:

     A. Except as hereinafter provided, the Option shall become vested and exercisable only upon the earlier to occur of (i) the fifth (5th) anniversary of the Date of Grant or (ii) an initial public offering of the common stock of the Corporation, and prior thereto shall be neither vested nor exercisable.

     B. Upon termination of the Optionee's employment with the Corporation and its subsidiaries by reason of death, disability, involuntary termination (other than for cause), or retirement, any portion of the Option that is then outstanding but unvested shall become fully vested immediately prior to such termination of employment. Any portion of the Option that becomes vested by application of the immediately preceding sentence shall, notwithstanding such accelerated vesting, become exercisable only in accordance with subparagraph A. above. The terms "disability" and "retirement" shall have the meanings specified in the Plan.

     C. Once exercisable, the Option shall remain exercisable until the Final Exercise Date, subject to possible earlier termination pursuant to paragraph 11 of the Plan or to forfeiture pursuant to Paragraph III of this Stock Option Agreement.

                                                                             ISO

     D. For purposes of the Paragraph II, "involuntary termination (other than for cause)" shall mean a termination of employment by the Corporation and its subsidiaries without cause (as defined in the Plan).

III. Forfeiture.

     In the event that the Optionee voluntarily terminates his or her employment with the Corporation and its subsidiaries prior to retirement (as defined in the Plan), or the Corporation and its subsidiaries terminates the Optionee's employment at any time for cause (as defined in the Plan), any then outstanding portions of the Option shall be immediately forfeited.

IV.  Exercise of Option.

     1. Method of Exercise. The Option, to the extent exercisable, may be exercised through the Final Exercise Date only in accordance with the provisions of the Plan and this Stock Option Agreement. The Optionee (or, following the death of the Optionee, the Successor Optionee) may elect to exercise the Option by delivering to the Corporation's Human Resources Department a written exercise notice in the form to be provided by the Corporation's Human Resources Department (the "Exercise Notice"). The Exercise Notice shall be signed by the Optionee (or, following the death of the Optionee, the Successor Optionee), state the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and include such other representations and agreements as may be required by the Corporation pursuant to the provisions of the Plan. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. In the event that the Option is exercised by a Successor Optionee, the Corporation shall have no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the person or persons exercising the Option. No Shares shall be issued or delivered pursuant to the exercise of the Option unless such issuance and exercise complies with all applicable laws.

     2. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee.

          (a)  cash;

          (b) check acceptable to the Board of Directors ("the Board") of the Corporation; or

          (c) through the deliver of Shares which have been outstanding for at least six months and which on a per Exercised Share basis have a fair market value equal to the Exercise Price.

V.   Notice of Disposition.

     The person exercising the Option shall notify the Corporation when making any disposition of the Shares acquired upon exercise of the Option, whether by sale, gift, or otherwise.

VI.  Tax Withholding.

     As a condition to the exercise of the Option, the Optionee shall (i) remit to the Corporation or to such other person as the Corporation may designate, in cash, an amount sufficient to satisfy any federal, state, or local withholding tax requirements arising by reason of such exercise or make other

                                                                             ISO
arrangements satisfactory to the Corporation with respect to such taxes, and
(ii) give such security, if any, as the Board deems adequate to meet any potential liability of the Corporation and its subsidiaries for the withholding of tax with respect to the later disposition of such Shares and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security. To the extent permitted by the Board, the Optionee may elect, at such time and in such manner as the Board may prescribe, to satisfy any withholding obligation by delivering to the Corporation Shares having a fair market value equal to such withholding obligation or by requesting that the Corporation withhold from the Shares to be delivered upon the exercise a number of Shares having a fair market value equal to such withholding obligations; provided, that no more than the minimum withholding required by law may be satisfied by the use of Shares as provided in this sentence.

VII. Non-Transferability of Option.

     The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

VIII. Restrictions on Transfer of Shares.

     Optionee agrees not to sell, transfer or otherwise dispose of any Shares acquired upon exercise of the Option during the period beginning upon the effective date of a registration statement under the Securities Act of 1933, as amended, restating to a firm commitment underwritten public offering of the Shares and ending on the date specified by the representative of the underwriters of such offering, such period not to exceed 180 days.

IX.  Corporation's Right to Repurchase Shares.

     Until the completion of an initial public offering of the Shares or the consummation of a merger, consolidation, corporate reorganization, or similar transaction in which the Shares are converted into or exchanged for securities of the acquirer or surviving entity or of an affiliate thereof that are part of a class of securities that are publicly traded, the Corporation will have the right, but not the obligation, to purchase from the Optionee any Shares issued on the exercise of the Option on the terms and conditions set forth in paragraph 22 of the Plan.

X.   Corporation's Right of First Refusal.

     Until the completion of an initial public offering of the Shares or the consummation of a merger, consolidation, corporate reorganization, or similar transaction in which the Shares are converted into or exchanged for securities of the acquirer or surviving entity or of an affiliate thereof that are part of a class of securities that are publicly traded, the Corporation shall have a right of first refusal to purchase any Shares acquired upon exercise of this Option on the terms and conditions set forth in paragraph 23 of the Plan.

XI.  Entire agreement; Governing Law.

     The Plan is incorporated herein by reference. The Plan and this Stock Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a

                                                                             ISO
writing signed by the Corporation and Optionee. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of Massachusetts.

XII. No Guarantee of Continued Service.

     Optionee acknowledges and agrees that this Stock Option Agreement, the transactions contemplated hereunder and the vesting and exercisability provisions set forth herein do not constitute an express or implied promise of employment for any period or at all and shall not interfere with Optionee's right or the Corporation's right to terminate Optionee's employment at any time, with or without cause.

     IN WITNESS WHEREOF, the Optionee and the Corporation have caused this instrument to be executed ((Date_of_Grant)). The Corporation has caused this instrument to be executed by a duly authorized officer.

     By signature of the Optionee and the signature of the Corporation's officer below, the Optionee and the Corporation agree that each has received a copy of the Plan, that each has had an opportunity to read the Plan prior to entering into this Stock Option Agreement, and that the Option is granted under and governed by the terms and conditions of the Plan and this Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and this Stock Option Agreement. Optionee further agrees to notify the Corporation upon any change in the address indicated below.

OPTIONEE                                ALLEGRO MICROSYSTEMS, INC.


-------------------------------------   ----------------------------------------
((FirstName)) ((LastName))              Marybeth Perry
((Address1)) ((Address2))               Vice President of Human Resources
((City)), ((StateID)) ((Zip_))
((Country))

                                                                             ISO

                           Optionee's Name:    ((FirstName)) ((LastName))
                           Optionee's Address: ((Address1)) ((Address2))
                                               ((City)), ((StateID)) ((ZipCode))
                                               ((Country))

                           ALLEGRO MICROSYSTEMS, INC.

                             2001 STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

     Pursuant to this Stock Option Agreement, Allegro MicroSystems, Inc. (the "Corporation") grants to ((FirstName)) ((LastName)), (the "Optionee"), a nonstatutory stock option on the terms provided herein. Unless otherwise defined herein, all initially capitalized terms used herein shall have the meaning specified in the Allegro MicroSystems, Inc. 2001 Stock Option Plan (the "Plan").

I.   Grant of Nonstatutory Stock Option.

     Effective ((Date_of_Grant)) (the "Date of Grant"), the Corporation hereby grants to the Optionee an option (the "Option") to purchase, in whole or in part, on the terms provided herein, a total of ((Number_of_Options)) shares of common stock of the Corporation (the "Shares") at an exercise price per Share equal ((Exercise_Price)) (the "Exercise Price"), which is not less than the fair market value of the Shares on the Date of Grant. The Final Exercise Date (as that term is defined in the Plan) is ((Date_of_Expiration)). The Option is intended to be a nonstatutory option, that is, an option that does not qualify as an incentive stock option as defined in section 422 of the United States Internal Revenue Code of 1986 (as from time to time amended, the "Code").

II.  Vesting and Exercisability.

     The Option shall become vested and shall be exercisable in accordance with the following rules:

     A. Except as hereinafter provided, the Option shall become vested and exercisable only upon the earlier to occur of (i) the fifth (5th) anniversary of the Date of Grant or (ii) an initial public offering of the common stock of the Corporation, and prior thereto shall be neither vested nor exercisable.

     B. Upon termination of the Optionee's employment with the Corporation and its subsidiaries by reason of death, disability, involuntary termination (other than for cause), or retirement, any portion of the Option that is then outstanding but unvested shall become fully vested immediately prior to such termination of employment. Any portion of the Option that becomes vested by application of the immediately preceding sentence shall, notwithstanding such accelerated vesting, become exercisable only in accordance with subparagraph A. above. The terms "disability" and "retirement" shall have the meanings specified in the Plan.

     C. Once exercisable, the Option shall remain exercisable until the Final Exercise Date, subject to possible earlier termination pursuant to paragraph 11 of the Plan or to forfeiture pursuant to Paragraph III of this Stock Option Agreement.

     D. For purposes of this Paragraph II, "involuntary termination (other than for cause)" shall mean a termination of employment by the Corporation and its subsidiaries without cause

NSO

          (as defined in the Plan), or a termination of employment by the Optionee after one or more of the following resulting from an action by the Corporation or its subsidiaries or by a successor employer following a covered transaction (as defined in the Plan): (i) a significant reduction of the Optionee's employment duties, authority or responsibilities, (ii) a substantial reduction, without good business reasons, of the Optionee's facilities and perquisites (including office space and location), (iii) a reduction of more than ten percent (10%) in the base salary of the Optionee, (iv) a material reduction of the Optionee's benefits, (v) the relocation of the Optionee to a facility or a location more than thirty-five (35) miles from the Optionee's then present location, or (vi) any act or set of facts or circumstances which would, under Massachusetts case law or statute, constitute a constructive termination of the Optionee.

III. Forfeiture.

     In the event that the Optionee voluntarily terminates his or her employment with the Corporation and its subsidiaries prior to retirement (as defined in the Plan), or the Corporation and its subsidiaries terminates the Optionee's employment at any time for cause (as defined in the Plan), any then outstanding portions of the Option shall be immediately forfeited.

IV.  Exercise of Option.

     1. Method of Exercise. The Option, to the extent exercisable, may be exercised through the Final Exercise Date only in accordance with the provisions of the Plan and this Stock Option Agreement. The Optionee (or, following the death of the Optionee, the Successor Optionee) may elect to exercise the Option by delivering to the Corporation's Human Resources Department a written exercise notice in the form to be provided by the Corporation's Human Resources Department (the "Exercise Notice"). The Exercise Notice shall be signed by the Optionee (or, following the death of the Optionee, the Successor Optionee), state the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and include such other representations and agreements as may be required by the Corporation pursuant to the provisions of the Plan. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. In the event that the Option is exercised by a Successor Optionee, the Corporation shall have no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the person or persons exercising the Option. No Shares shall be issued or delivered pursuant to the exercise of the Option unless such issuance and exercise complies with all applicable laws.

     2. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
          Optionee:

          (a)  cash;

          (b) check acceptable to the Board of Directors ("the Board") of the Corporation; or

          (c) to the extent so provided by the Board through the delivery of Shares which have been outstanding for at least six months and which on a per Exercised Share basis have a fair market value equal to the Exercise Price.

NSO

V.   Notice of Disposition.

     The person exercising the Option shall notify the Corporation when making any disposition of the Shares acquired upon exercise of the Option, whether by sale, gift, or otherwise.

VI.  Tax Withholding.

     As a condition to the exercise of the Option, the Optionee shall remit to the Corporation or to such other person as the Corporation may designate, in cash, an amount sufficient to satisfy any federal, state, or local withholding tax requirements arising by reason of such exercise or make other arrangements satisfactory to the Corporation with respect to such taxes. To the extent permitted by the Board, the Optionee may elect, at such time and in such manner as the Board may prescribe, to satisfy any withholding obligation by delivering to the Corporation Shares having a fair market value equal to such withholding obligation or by requesting that the Corporation withhold from the Shares to be delivered upon the exercise a number of Shares having a fair market value equal to such withholding obligations; provided, that no more than the minimum withholding required by law may be satisfied by the use of Shares as provided in this sentence.

VII. Non-Transferability of Option.

     The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

VIII. Restrictions on Transfer of Shares.

     Optionee agrees not to sell, transfer or otherwise dispose of any Shares acquired upon exercise of the Option during the period beginning upon the effective date of a registration statement under the Securities Act of 1933, as amended, relating to a firm commitment underwritten public offering of the Shares and ending on the date specified by the representative of the underwriters of such offering, such period not to exceed 180 days.

IX.  Corporation's Right to Repurchase Shares.

     Until the completion of an initial public offering of the Shares or the consummation of a merger, consolidation, corporate reorganization, or similar transaction in which the Shares are converted into or exchanged for securities of the acquirer or surviving entity or of an affiliate thereof that are part of a class of securities that are publicly traded, the Corporation will have the right, but not the obligation, to purchase from the Optionee any Shares issued on the exercise of the Option on the terms and conditions set forth in paragraph 22 of the Plan.

X.   Corporation's Right of First Refusal.

     Until the completion of an initial public offering of the Shares or the consummation of a merger, consolidation, corporate reorganization, or similar transaction in which the Shares are converted into or exchanged for securities of the acquirer or surviving entity or of an affiliate thereof that are part of a class of securities that are publicly traded, the Corporation shall have a right of first refusal to purchase any Shares acquired upon exercise of this Option on the terms and conditions set forth in paragraph 23 of the Plan.

NSO

XI.  Entire Agreement; Governing Law.

     The Plan is incorporated herein by reference. The Plan and this Stock Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Corporation and Optionee. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of Massachusetts.

XII. No Guarantee as to Tax Consequences.

     The Optionee should consult a personal tax adviser before exercising the Option or disposing of the Shares acquired upon exercise of the Option. Tax laws vary from country to country and may change following the Date of Grant. The Corporation makes no guarantees whatsoever with regard to any national, federal, state, or local tax consequences relating to the grant or exercise of the Option, or to the later disposition of Shares acquired upon exercise of the Option.

XIII. No Guarantee of Continued Service.

     Optionee acknowledges and agrees that this Stock Option Agreement, the transactions contemplated hereunder and the vesting and exercisability provisions set forth herein do not constitute an express or implied promise of employment of a continuing service relationship for any period or at all and shall not interfere with Optionee's right or the Corporation's right to terminate Optionee's employment or other service relationship at any time, with or without cause.

     IN WITNESS WHEREOF, the Optionee and the Corporation have caused this instrument to be executed on ((Date_of_Grant)). The Corporation has caused this instrument to be executed by a duly authorized officer.

     By signature of the Optionee and the signature of the Corporation's officer below, the Optionee and the Corporation agree that each has received a copy of the Plan, that each has had an opportunity to read the Plan prior to entering into this Stock Option Agreement, and that the Option is granted under and governed by the terms and conditions of the Plan and this Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and this Stock Option Agreement. Optionee further agrees to notify the Corporation upon any change in the address indicated below.

OPTIONEE                                ALLEGRO MICROSYSTEMS, INC.


-------------------------------------   ----------------------------------------
((FirstName)) ((LastName))              Marybeth Perry
((Address1)) ((Address2))               Vice President of Human Resources
((City)), ((StateID)) ((ZipCode))
((Country))

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

                 Optionee's Name:    ((FIRST_NAME)) ((LAST_NAME))
                 Optionee's Address: ((STREET1)) ((STREET2))
                                     ((STREET3)) ((CITY)), ((STATE)) ((ZipCode))
                                     ((COUNTRY))

                           ALLEGRO MICROSYSTEMS, INC.

                             2001 STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

     Pursuant to this Stock Option Agreement, Allegro MicroSystems, Inc. (the "Corporation") grants to ((FIRST_NAME)) ((LAST_NAME)), (the "Optionee"), a nonstatutory stock option on the terms provided herein. Unless otherwise defined herein, all initially capitalized terms used herein shall have the meaning specified in the Allegro MicroSystems, Inc. 2001 Stock Option Plan (the "Plan").

I.   Grant of Nonstatutory Stock Option.

     Effective ((Grant_Date)) (the "Date of Grant"), the Corporation hereby grants to the Optionee an option (the "Option") to purchase, in whole or in part, on the terms provided herein, a total of ((Number_of_Options)) shares of common stock of the Corporation (the "Shares") at an exercise price per Share equal ((GRANT_PRICE)) (the "Exercise Price"), which is not less than the fair market value of the Shares on the Date of Grant. The Final Exercise Date (as that term is defined in the Plan) is (ExpirationDate). The Option is intended to be a nonstatutory option, that is, an option that does not qualify as an incentive stock option as defined in section 422 of the United States Internal Revenue Code of 1986 (as from time to time amended, the "Code").

II.  Vesting and Exercisability.

     The Option shall become vested and shall be exercisable in accordance with the following rules:

     A. Except as hereinafter provided, the Option shall become vested and exercisable only upon the earlier to occur of (i) the fifth (5th) anniversary of the Date of Grant or (ii) an initial public offering of the common stock of the Corporation, and prior thereto shall be neither vested nor exercisable.

     B. Upon termination of the Optionee's employment with the Corporation and its subsidiaries by reason of death, disability, involuntary termination (other than for cause), or retirement, any portion of the Option that is then outstanding but unvested shall become fully vested immediately prior to such termination of employment. Any portion of the Option that becomes vested by application of the immediately preceding sentence shall, notwithstanding such accelerated vesting, become exercisable only in accordance with subparagraph A. above. The terms "disability" and "retirement" shall have the meanings specified in the Plan.

     C. Once exercisable, the Option shall remain exercisable until the Final Exercise Date, subject to possible earlier termination pursuant to paragraph 11 of the Plan or to forfeiture pursuant to Paragraph III of this Stock Option Agreement.

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

     D. For purposes of this Paragraph II, "involuntary termination (other than for cause)" shall mean a termination of employment by the Corporation and its subsidiaries without cause (as defined in the Plan).

III. Forfeiture.

     In the event that the Optionee voluntarily terminates his or her employment with the Corporation and its subsidiaries prior to retirement (as defined in the Plan), or the Corporation and its subsidiaries terminates the Optionee's employment at any time for cause (as defined in the Plan), any then outstanding portions of the Option shall be immediately forfeited.

IV.  Exercise of Option.

     1. Method of Exercise. The Option, to the extent exercisable, may be exercised through the Final Exercise Date only in accordance with the provisions of the Plan and this Stock Option Agreement. The Optionee (or, following the death of the Optionee, the Successor Optionee) may elect to exercise the Option by delivering to the Corporation's Human Resources Department a written exercise notice in the form to be provided by the Corporation's Human Resources Department (the "Exercise Notice"). The Exercise Notice shall be signed by the Optionee (or, following the death of the Optionee, the Successor Optionee), state the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and include such other representations and agreements as may be required by the Corporation pursuant to the provisions of the Plan. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. In the event that the Option is exercised by a Successor Optionee, the Corporation shall have no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the person or persons exercising the Option. No Shares shall be issued or delivered pursuant to the exercise of the Option unless such issuance and exercise complies with all applicable laws.

     2. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
          Optionee:

          (a)  cash;

          (b) check acceptable to the Board of Directors ("the Board") of the Corporation; or

          (c) to the extent so provided by the Board through the delivery of Shares which have been outstanding for at least six months and which on a per Exercised Share basis have a fair market value equal to the Exercise Price.

V.   Notice of Disposition.

     The person exercising the Option shall notify the Corporation when making any disposition of the Shares acquired upon exercise of the Option, whether by sale, gift, or otherwise.

VI.  Tax Withholding.

     As a condition to the exercise of the Option, the Optionee shall remit to the Corporation or to such other person as the Corporation may designate, in cash, an amount sufficient to satisfy any federal,

                                                                             NSO
state, or local withholding tax requirements arising by reason of such exercise or make other arrangements satisfactory to the Corporation with respect to such taxes. To the extent permitted by the Board, the Optionee may elect, at such time and in such manner as the Board may prescribe, to satisfy any withholding obligation by delivering to the Corporation Shares having a fair market value equal to such withholding obligation or by requesting that the Corporation withhold from the Shares to be delivered upon the exercise a number of Shares having a fair market value equal to such withholding obligations; provided, that no more than the minimum withholding required by law may be satisfied by the use of Shares as provided in this sentence.

VII. Non-Transferability of Option.

     The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

VIII. Restrictions on Transfer of Shares.

     Optionee agrees not to sell, transfer or otherwise dispose of any Shares acquired upon exercise of the Option during the period beginning upon the effective date of a registration statement under the Securities Act of 1933, as amended, relating to a firm commitment underwritten public offering of the Shares and ending on the date specified by the representative of the underwriters of such offering, such period not to exceed 180 days.

IX.  Corporation's Right to Repurchase Shares.

     Until the completion of an initial public offering of the Shares or the consummation of a merger, consolidation, corporate reorganization, or similar transaction in which the Shares are converted into or exchanged for securities of the acquirer or surviving entity or of an affiliate thereof that are part of a class of securities that are publicly traded, the Corporation will have the right, but not the obligation, to purchase from the Optionee any Shares issued on the exercise of the Option on the terms and conditions set forth in paragraph 22 of the Plan.

X.   Corporation's Right of First Refusal.

     Until the completion of an initial public offering of the Shares or the consummation of a merger, consolidation, corporate reorganization, or similar transaction in which the Shares are converted into or exchanged for securities of the acquirer or surviving entity or of an affiliate thereof that are part of a class of securities that are publicly traded, the Corporation shall have a right of first refusal to purchase any Shares acquired upon exercise of this Option on the terms and conditions set forth in paragraph 23 of the Plan.

XI.  Entire Agreement; Governing Law.

     The Plan is incorporated herein by reference. The Plan and this Stock Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Corporation and Optionee. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of Massachusetts.

                                                                             NSO

XII. No Guarantee as to Tax Consequences.

     The Optionee should consult a personal tax adviser before exercising the Option or disposing of the Shares acquired upon exercise of the Option. Tax laws vary from country to country and may change following the Date of Grant. The Corporation makes no guarantees whatsoever with regard to any national, federal, state, or local tax consequences relating to the grant or exercise of the Option, or to the later disposition of Shares acquired upon exercise of the Option.

XIII. No Guarantee of Continued Service.

     Optionee acknowledges and agrees that this Stock Option Agreement, the transactions contemplated hereunder and the vesting and exercisability provisions set forth herein do not constitute an express or implied promise of employment of a continuing service relationship for any period or at all and shall not interfere with Optionee's right or the Corporation's right to terminate Optionee's employment or other service relationship at any time, with or without cause.

     IN WITNESS WHEREOF, the Optionee and the Corporation have caused this instrument to be executed on ((Grant_Date)). The Corporation has caused this instrument to be executed by a duly authorized officer.

     By signature of the Optionee and the signature of the Corporation's officer below, the Optionee and the Corporation agree that each has received a copy of the Plan, that each has had an opportunity to read the Plan prior to entering into this Stock Option Agreement, and that the Option is granted under and governed by the terms and conditions of the Plan and this Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and this Stock Option Agreement. Optionee further agrees to notify the Corporation upon any change in the address indicated below.

OPTIONEE                                     ALLEGRO MICROSYSTEMS, INC.


-------------------------------------        -----------------------------------
((FIRST_NAME)) ((LAST_NAME))                 Marybeth Perry
((STREET1)) ((STREET2))                      Vice President of Human Resources
((STREET3)) ((CITY)) ((STATE)) ((ZipCode))
((COUNTRY))

                                                                             NSO